                                                                    Exhibit 99.1

                                                           FOR IMMEDIATE RELEASE

                         FIRSTPLUS FINANCIAL GROUP, INC.
                       2007 ANNUAL MEETING OF STOCKHOLDERS

October 19, 2007

IRVING,  Texas,  /PRNewswire/ -- On October 17, 2007, FIRSTPLUS Financial Group,
Inc.  (the  "Company")  (Pink Sheets:  FPFX.PK) held its 2007 Annual  Meeting of
Stockholders  (the  "Meeting").  At the Meeting,  at which holders of 42,907,588 shares of the Company's common stock were represented in person or by proxy, the
Company's  stockholders voted on three proposals,  descriptions of which are set out below along with the results of the votes.

ELECTION OF DIRECTORS

      The first proposal voted on at the Meeting  concerned the election of five directors to the Board of  Directors  to serve until the 2008 Annual  Meeting of
Stockholders and until their respective successors are duly elected and qualify.
The Board of Directors nominated William Handley,  John Maxwell,  Roger S. Meek,
Robert O'Neal and David Roberts,  each an incumbent director.  The vote to elect each of the nominees was as follows:

                          For        Withhold Authority
                          ---        ------------------
William Handley        23,500,929        19,406,659
John Maxwell           23,508,908        19,398,680
Roger S. Meek          23,561,032        19,346,556
Robert O'Neal          23,558,482        19,349,106
David Roberts          23,486,429        19,421,159

      As each of the nominees  received a plurality of the votes cast,  each was elected to the Board of  Directors of the Company to serve until the 2008 Annual
Meeting of Stockholders and until his successor is duly elected and qualifies.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The second  proposal voted on at the Meeting  concerned the appointment of
Buckno Lisicky & Company ("BLC") as the Company's independent  registered public accounting firm for the fiscal year ending December 31, 2007. The vote to ratify
BLC's appointment was as follows:

       For              Against            Abstain
       ---              -------            -------
    32,416,158         8,668,988          1,822,442

As the  number  of votes  cast in  favor of  ratifying  the  appointment  of BLC represented  a majority of the votes cast on the  proposal at the  meeting,  the appointment of BLC as the Company's independent auditors was ratified.

STOCKHOLDER RECOMMENDATION REGARDING PAYMENT OF DIVIDEND

      The third proposal voted on at the Meeting was a stockholder proposal that the Company  "...declare and pay, without further delay, a shareholder  dividend in accordance with the Nevada court approved Shareholders  Agreement dated April
6, 2006." The  presiding  officer of the Meeting  determined  that the  proposal would be treated as a  non-binding  recommendation  by the  stockholders  to the
Board of Directors, as under Nevada law the declaration of dividends is a matter entirely within the discretion of the Board of Directors. The vote regarding the stockholder recommendation was as follows:

       For              Against            Abstain
       ---              -------            -------
    5,701,568          37,206,020            -0-

As the number of votes cast in favor of the stockholder  recommendation  did not represent a majority of the votes cast on the recommendation at the meeting, the recommendation was not approved.

      Three other stockholder  proposals were submitted to the Company, but were deemed  by  the  presiding  officer  of  the  Meeting  to be  inappropriate  for stockholder action for various reasons.  Therefore, no stockholder vote was held on such proposals.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking  statements within the meaning of the "safe harbor" provisions under Section 21E of the Securities  Exchange Act of 1934, as
amended,  and the Private Securities  Litigation Reform Act of 1995. The Company
uses  forward-looking  statements in its description of its plans and objectives for future operations and assumptions underlying these plans and objectives,  as well as in its  expectations,  assumptions,  estimates and projections about the
Company's business and industry. These forward-looking  statements involve risks and  uncertainties.  The Company's  actual results could differ  materially from those  anticipated  in such  forward-looking  statements  as a result of certain factors as more fully described in this report.

Forward-looking  terminology  includes the words "may",  "expects",  "believes",
"anticipates",  "intends", "projects" or similar terms, variations of such terms or the negative of such terms. These  forward-looking  statements are based upon the Company's current  expectations and are subject to factors and uncertainties which could cause actual results to differ  materially  from those  described in such forward-looking  statements. The Company expressly disclaims any obligation
or   undertaking   to  release   publicly   any  updates  or  revisions  to  any
forward-looking statements contained in this report to reflect any change in its expectations or any changes in events,  conditions or circumstances on which any forward-looking statement is based.